                                  EXHIBIT 10.12
                                   F&M BANCORP
     CONVERSION OF MONOCACY BANCSHARES, INC. STOCK OPTIONS HELD BY EMPLOYEES
                                     (DATE)

         Pursuant to Section 1.5 of the Agreement and Plan of Merger (the "Plan") dated as of September 4, 1998, by and between F&M Bancorp ("F&M Bancorp") and Monocacy Bancshares, Inc. ("Monocacy"), F&M Bancorp hereby grants to you substitute stock options as set forth below. Such substitute stock options shall be subject to the terms and conditions as set forth in the Monocacy Bancshares, Inc.1994 Stock Incentive Plan, attached hereto as Exhibit A.

         Each Monocacy stock option held by you is hereby converted into an F&M Bancorp stock option which entitles you to purchase a number of shares of F&M Bancorp Common Stock equal to the number of shares of Monocacy Common Stock (as to each whole share) which could have been purchased under each Monocacy stock option multiplied by the Exchange Ratio (as defined in the Plan) rounded down to the nearest whole share. The per share exchange price of each F&M Bancorp stock option granted hereunder shall be equal to the price per share set forth in each Monocacy stock option divided by the Exchange Ratio (as defined in the Plan), rounded up to the nearest whole cent.

CONVERSION CALCULATION:

Exchange Ratio: 1.251
Employee:

MONOCACY STOCK OPTIONS:

                           SHARES SUBJECT      EXPIRATION     EXERCISE
DATE OF GRANT              TO OPTION              DATE         PRICE


F&M BANCORP SUBSTITUTE STOCK OPTIONS:

                           SHARES SUBJECT      EXPIRATION     EXERCISE
DATE OF GRANT              TO OPTION              DATE         PRICE

         IN WITNESS WHEREOF, having been duly authorized, we have signed this document as of the ______ day of ______________, 1999.

                                            F&M Bancorp

                                            By: ____________________________
                                            Name:
                                            Title:

                                            By: ____________________________
                                            Name:
                                            Title:

                            MONOCACY BANCSHARES, INC.
                            1994 STOCK INCENTIVE PLAN
                                  (as amended)

1. PURPOSE. The purpose of this Stock Incentive Plan (the "Plan") is to advance the development, growth and financial condition of Monocacy Bancshares, Inc. (the "Corporation") and each subsidiary thereof as defined in Section 424 of the Internal Revenue Code of 1986, as amended (the "Code"), by providing incentives through participation in the appreciation of capital stock of the Corporation as to secure, retain and motivate personnel who may be responsible for the operation and management of the affairs of the Corporation and any such subsidiary now or hereafter existing ("Subsidiary").

2. TERM. The Plan shall become effective as of the date it is adopted by the Corporation's Board of Directors (the "Board"), so long as the Corporation's stockholders duly approve the Plan within twelve (12) months either before or after the date of the Board's adoption of the Plan. Any and all options and rights awarded under the Plan ("Awards") before it is so approved by the Corporation's stockholders shall be conditional upon and may not be exercised before timely obtainment of such approval, and shall lapse upon the failure thereof. If the Plan is so approved, it shall continue in effect until all Awards either have lapsed or been exercised, satisfied or canceled according to their terms under the Plan.

3. STOCK. The shares of stock that may be issued under the Plan shall not exceed in the aggregate 110,000 shares of the Corporation's common stock, par value $5.00 per share (the "Stock"), as may be adjusted pursuant to paragraph 18 hereof. Such shares of Stock may be either authorized and unissued shares of Stock, or authorized shares of Stock issued by the Corporation and subsequently reacquired by it as treasury stock. Under no circumstances shall any fractional shares of Stock be issued or sold under the Plan or any Award. Except as may be otherwise provided in the Plan, any Stock subject to an Award that for any reason lapses or terminates prior to its exercise as to such Stock shall become and again be available under the Plan. The Corporation shall reserve and keep available, and shall duly apply for any requisite governmental authority to issue or sell the number of shares of Stock needed to satisfy the requirements of the Plan while in effect. The Corporation's failure to obtain any such governmental authority deemed necessary by the Corporation's legal counsel for the lawful issuance and sale of Stock under the Plan shall relieve the Corporation of any duty, or liability for the failure to issue or sell such Stock as to which such authority has not been obtained.

4. ADMINISTRATION. The Plan shall be administered by a committee (the "Committee") consisting of two (2) or more directors from the Board serving for such terms as determined, selected and appointed by the Board. The Board shall fill all vacancies occurring in the Committee's membership, and at any time and for any reason may add additional members to the Committee or may remove members from the Committee and appoint their successors. Except as otherwise permitted under Section 16(b) of the Securities Exchange Act of 1934, as amended, and applicable rules and regulations thereto, a member of the Committee must be a director of the Corporation, and during the year prior to the commencing service on the Committee must be a director of the Corporation and during the year prior to commencing service on the, and while a member of the Committee, was not granted or awarded any Awards, allocations or other options or rights of or with respect to Stock or any other equity securities of the Corporation or its affiliates pursuant to the Plan or any other plan of the Corporation or its affiliates which provides for grants or awards. A majority of the Committee's membership shall constitute a quorum for the transaction of all business of the Committee, and all decisions and actions taken by the Committee shall be determined by a majority of the members of the Committee attending a meeting at which a quorum of the Committee is present.

     The Committee shall be responsible for the management and operation of the Plan and, subject to its provisions, shall have full, absolute and final power and authority, exercisable in its sole discretion: to interpret and construe the provisions of the Plan, adopt, revise and rescind rules and regulations relating to the Plan and its administration, and decide all questions of fact arising in the application thereof; to determine what, to whom, when and under what facts and circumstances Awards shall be made, and the form, number, terms, conditions and duration thereof, including but not limited to when exercisable, the number of shares of Stock subject thereto, and Stock option purchase prices; to adopt, revise and rescind procedural rules for the transaction of the Committee's business, subject to any directives of the Board not inconsistent with the provisions or intent of the Plan or applicable provisions of law; and to make all other determinations and decisions, take all actions and do all things necessary or appropriate in and for the administration of the Plan. The Committee's determinations, decisions and actions under the Plan, including but not limited to those described above, need not be uniform or consistent, but may be different and selectively made and applied, even similar circumstances and among similarly situated persons. Unless contrary to the provisions of the Plan, all decisions, determinations and actions made or taken by the Committee shall be final and binding upon the Corporation and all interested persons, and their heirs, personal and legal representatives, successors, assigns and beneficiaries. No member of the Committee or of the Board shall be liable for any decision, determination or action made or taken in good faith by such person under or with respect to the Plan or its administration.

5. AWARDS. Awards may be made under the Plan in the form of: (a) "Qualified Options" to purchase Stock that are intended to qualify for certain tax treatment as incentive stock options under Section 421 and 422 of the Code,
     (b) "Non-Qualified Options" to purchase Stock that are not intended to qualify under Sections 421-424 of the Code, (c) Stock appreciation rights ("SARs"), or (d) "Restricted Stock". More than one Award may be granted to an eligible person, and the grant of any award shall not be prohibit the grant of any other Award, either to the same person or otherwise, or impose any obligation upon the person to whom granted to exercise the Award. All awards and the terms and conditions thereof shall be set forth in written agreements, in such form and content as approved by the Committee from time to time, and shall be subject to the provisions of the Plan whether or not contained in such agreements. Multiple Awards for a particular person may be set forth in a single written agreement or in multiple agreements, as determined by the Committee, but in all cases each agreement for one or more Awards shall identify each of the Awards thereby represented as a Qualified Option, Non-Qualified Option, SAR, or Restricted Stock, as the case may be. Every Award made to a person (a "Recipient") shall be exercisable during his or her lifetime only by the Recipient, and shall not be salable, transferable or assignable by the Recipient except by his or her Will or pursuant to application laws of descent and distribution.

6. ELIGIBILITY. Persons eligible to receive Awards shall be those key officers and other management employees of the Corporation and each Subsidiary as determined by the Committee. In no case, however, shall any current member of the Committee be eligible to receive any Awards. A person's eligibility to receive Awards shall not confer upon him or her any right to receive any Awards; rather, the Committee shall have the sole authority, exercisable in its discretion consistent with the provisions of the Plan, to select when, to whom and under what facts and circumstances Awards will be made. Except as otherwise provided, a person's eligibility to receive, or actual receipt of Awards under the Plan shall not limit or affect his or her benefits under or eligibility to participate in any other incentive or benefit plan or program of the Corporation or its affiliates.

7. QUALIFIED OPTIONS. In addition to other applicable provisions of the Plan, all Qualified Options and Awards thereof shall be under and subject to the following terms and conditions:

     (a) No qualified Option shall be awarded more than ten (10) years after the date the Plan is adopted by the Board or the date the Plan is approved by the Corporation's stockholders, whichever date is earlier;

     (b) The time period during which any Qualified Option is exercisable, as determined by the Committee, shall not commence before the expiration of six (6) months or continue beyond the expiration of ten (10) years after the date such Option is awarded;

     (c) If the Recipient of a Qualified Option ceases to be employed by the Corporation or any Subsidiary for any reason other than his or her death, the Committee may permit the Recipient thereafter to exercise such Option during its remaining term for a period of not more than three (3) months after such cessation of employment to the extent that the Option was then and remains exercisable, unless such employment cessation was due to the Recipient's disability as defined in Section 22(e)(3) of the Code, in which case such three (3) month period shall be twelve (12) months; if the Recipient dies while employed by the Corporation or a Subsidiary, the Committee may permit the Recipient's qualified personal representatives, or any persons who acquire the Qualified Option pursuant to his or her Will or laws of descent and distribution, thereafter to exercise such Option during its remaining term for a period of not more than twelve (12) months after the Recipient's death to the extent that the Option was then and remains exercisable; the Committee may impose terms and conditions upon and for said exercise of such Qualified Option after such cessation of the Recipient's employment or his or her death;

     (d) The purchase price of a share of Stock subject to any Qualified Option, as determined by the Committee, shall not be less than the Stock's fair market value at the time such Option is awarded, as determined under paragraph 13 hereof, or less than the Stock's par value.

     8. NON-QUALIFIED OPTIONS. In addition to other applicable provisions of the Plan, all Non-Qualified Options and Awards thereof shall be under and subject to the following terms and conditions.

          (a) determined by the Committee, shall not be less than the time period during which any Non-Qualified Option is exercisable, as determined by the Committee, shall not commence before the expiration of six (6) months or continue beyond the expiration of ten (10) years after the date such Option is awarded;

          (b) If a Recipient of a Non-Qualified Option, before its lapse or full exercise, ceases to be eligible under the Plan, the Committee may permit the Recipient thereafter to exercise such Option during its remaining term, to the extent that the Option was then and remains exercisable, for such time period and under such terms and conditions as may be prescribed by the Committee;

          (c) The purchase price of a share of Stock subject to any Non-Qualified Option, as the Stock's fair market value at the time such Option is awarded, as determined under paragraph 13 hereof.

     9. STOCK APPRECIATION RIGHTS. In addition to other applicable provisions of the Plan, all SARs and Awards thereof shall be under and subject to the following terms and conditions:

          (a) SARs may be granted either alone, or in connection with another previously or contemporaneously granted Award (other than another
               SAR) so as to operate in tandem therewith by having the exercise of one affect the right to exercise the other, as and when the Committee may determine; however, no SAR shall be awarded in connection with a Qualified Option more than ten (10) years after the date the Plan is adopted by the Board or the date the Plan is approved by the Corporation's stockholders, whichever date is earlier;

          (b) Each SAR shall entitle its Recipient to receive upon exercise of the SAR all or a portion of the excess of (i) the fair market value at the time of such exercise of a specified number of shares of Stock as determined by the Committee, over (ii) a specified price as determined by the Committee of such number of shares of Stock that, on a per share basis, is not less than the Stock's fair market value at the time the SAR is awarded;

          (c) Upon exercise of any SAR, the Recipient shall be paid either in cash or in Stock, or in any combination thereof, as the Committee shall determine; if such payment is to be made in Stock, the number of shares thereof to be issued pursuant to the exercise shall be determined by dividing the amount payable upon exercise by the Stock's fair market value at the time of exercise;

          (d) The time period during which any SAR is exercisable, as determined by the Committee, shall not commence before the expiration of six (6) months or continue beyond the expiration of ten (10) years after the date such SAR is awarded; however, no SAR connected with another Award shall be exercisable beyond the last date that such other connected Award may be exercised;

          (e) If a Recipient of a SAR, before its lapse or full exercise, ceases to be eligible under the Plan, the Committee may permit the Recipient thereafter to exercise such SAR during its remaining term, to the extent that the SAR was then and remains exercisable, for such time period and under such terms and conditions as may be prescribed by the Committee;

          (f) No SAR shall be awarded in connection with any Qualified Option unless the SAR (i) lapses no later than the expiration date of such connected Option, (ii) is for not more than the difference between the Stock purchase price under such connected Option and the Stock's fair market value at the time the SAR is exercised,
               (iii) is transferable only when and as such connected Option may be exercised, and (v) may be exercised only when the Stock's fair market value exceeds the Stock purchase price under such connected Option.

     10. RESTRICTED STOCK. In addition to other applicable provisions of the Plan, all Restricted Stock and Awards thereof shall be under and subject to the following terms and conditions:

          (a) Restricted Stock shall consist of shares of Stock that may be acquired by and issued to a Recipient at such time, for such or no purchase price, and under and subject to such transfer, forfeiture and other restrictions, conditions or terms as shall be determined by the Committee, including but not limited to prohibitions against transfer, substantial risks of forfeiture within the meaning of Section 83 of the Code, and attainment of performance or other goals, objectives or standards, all for or applicable to such time periods as determined by the Committee;

          (b) Except as otherwise provided in the Plan or the Restricted Stock Award, a Recipient of shares of Restricted Stock shall have all the rights as does a holder of Stock, including without limitation the right to vote such shares and receive dividends with respect thereto; however, during the time period of any restrictions, conditions or terms applicable to such Restricted Stock, the shares thereof and the right to vote the same and receive dividends thereon shall not be sold, assigned, transferred, exchanged, pledged, hypothecated, encumbered or otherwise disposed of except as permitted by the Plan or the Restricted Stock Award;

          (c) Each certificate issued for shares of Restricted Stock shall be deposited with the Secretary of the Corporation, or the office thereof, and shall bear a legend in substantially the following form and content:

               This Certificate and the shares of Stock hereby represented are subject to the provisions of the Corporation's Stock Incentive Plan and a certain agreement entered into between the owner and the Corporation pursuant to said Plan. The release of this Certificate and the shares of Stock hereby represented from such provisions shall occur only as provided by said Plan and agreement, a copy of which are on file of the Secretary of the Corporation.

               Upon the lapse of satisfaction of the restrictions, conditions and terms applicable to such Restricted Stock, a certificate for the shares of Stock free thereof without such legend shall be issued to the Recipient;

          (d) If a Recipient's employment with the Corporation or a Subsidiary ceases for any reason prior to the lapse of the restrictions, conditions or terms applicable to his or her Restricted Stock, all of the Recipient's Restricted Stock still subject to unexpired restrictions, conditions or terms shall be forfeited absolutely by the Recipient to the Corporation without payment or delivery of any consideration or other thing of value by the Corporation or its affiliates, and thereupon and thereafter neither the Recipient nor his or her heirs, personal or legal representatives, successors, assigns, beneficiaries, or any claimants under the Recipient's Last Will or laws of descent and distribution, shall have any rights or claims to or interests in the forfeited Restricted Stock or any certificates representing shares thereof, or claims against the Corporation or its affiliates with respect thereto.

     11. EXERCISE. Except as otherwise provided in the Plan, Awards may be exercised in whole or in part by giving written notice thereof to the Secretary of the Corporation, or his or her designee, identifying the Award being exercised, the number of shares of Stock with respect thereto, and other information pertinent to exercise of the Award. The purchase price of the shares of Stock with respect to which an Award is exercised shall be paid with the written notice of exercise, either in cash or in Stock at its then current fair market value, or in any combination thereof, as the Committee shall determine; provided, that if the Stock tendered as payment for a Qualified Option was acquired through the exercise of a Qualified Option, the Recipient must have held such Stock for a period not less than the holding period described in Code Section 422(a)(l). Funds received by the Corporation from the exercise of any Award shall be used for its general corporate purposes.

     The Committee may permit an acceleration of previously established exercise terms of any Awards or the lapse of restrictions thereon as, when, under such facts and circumstances, and subject to such other or further requirements and conditions as the Committee may deem necessary or appropriate. In addition: (a) if the Corporation or its stockholders execute an agreement to dispose of all or substantially all of the Corporation's assets or capital stock by means of sale, merger, consolidation, reorganization, liquidation or otherwise, as a result of which the Corporation" stockholders as of immediately before such transaction will not own at least fifty percent (50%) of the total combined voting power of all classes of voting capital stock of the surviving entity (be it the Corporation or otherwise) immediately after the consummation of such transaction, thereupon any and all Awards immediately shall become and remain exercisable with respect to the total number of shares of Stock still subject thereto for the remainder of their respective terms unless the transaction is not consummated and the agreement expires or is terminated, in which case thereafter all Awards shall be treated as if said agreement never had been executed; (b) if there is an actual, attempted or threatened change in the ownership of at least twenty-five percent (25%) of all classes of voting capital stock of the Corporation, as determined by the Committee in its sole discretion, through the acquisition of, or an offer to acquire such percentage of the Corporation's voting capital stock by any person or entity, or persons or entities acting in concert or as a group, and such acquisition or offer has not been duly approved by the Board, thereupon any and all Awards immediately shall become and remain exercisable with respect to the total number of shares of Stock still subject thereto for the remainder of their respective terms; or (c) if during any period of two (2) consecutive years, the individuals who at the beginning of such period, thereupon any and all Awards immediately shall become and remain exercisable with respect to the total amount of shares of Stock still subject thereto for the remainder of their respective terms. If an event described in (a), (b) or (c) occurs, the Committee shall immediately notify the Recipients in writing of the occurrence of such event and their rights under this paragraph 11.

12. WITHHOLDING. Whenever the Corporation is about to issue or transfer Stock pursuant to any Award, the Corporation may require the Recipient to remit to the Corporation an amount sufficient to satisfy fully any federal, state and other jurisdictions' income and other tax withholding requirements prior to the delivery of any certificates for such shares of Stock. Whenever payments are to be made in cash to any Recipient pursuant to his or her exercise of an Award, such payments shall be made net after deduction of all amounts sufficient to satisfy fully and federal, state and other jurisdictions' income and other tax withholding requirements.

13. VALUE. Where used in the Plan, the "fair market value" of Stock or Options or rights with respect thereto, including Awards, shall mean and be determined by: (a) in the event that the Stock is listed on an established exchange, the closing price of the Stock on the relevant date or, if no trade occurred on that day, on the next preceding day on which a trade occurred, (b) in the event that the Stock is not listed on an established exchange, but is then quoted on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), the average of the average of the closing bid and asked quotations of the Stock for the five (5) trading days immediately preceding the relevant date, or (c) in the event that the Stock is not then listed on an established exchange or quoted on NASDAQ, the average of the average of the closing bid and asked quotations of the Stock for five (5) trading days immediately preceding the relevant date as reported by such brokerage firms which are then making a market in the Stock. In the event that the Stock is not listed on an established exchange and no closing bid and asked quotations are available, fair market value shall be determined in good faith by the Committee. In the case of (b) or (c) above, in the event that no closing bid or asked quotation is available on one or more of such trading days, fair market value shall be determined by reference to the five (5) trading days immediately preceding the relevant date on which closing bid and asked quotations are available.

14. AMENDMENT. To the extent permitted by applicable law, the Board may amend, suspend, or terminate the Plan at any time; provided, however, that: (a) no amendment may be adopted that permits an Award to be granted to any member of the Committee; (b) with respect to qualified options, except as specified in paragraph 18 hereof, no amendment may be adopted that will increase the number of shares reserved for Awards under the Plan, change the option price, or change the provisions required for compliance with
     Section 422 of the Code and regulations issued thereunder; and (c) notwithstanding anything to the contrary herein, no amendment may be adopted to increase the number of securities that may be issued under the Plan, except as specified in paragraph 18 hereof, materially increase the benefits accruing to recipients or materially modify the requirements for eligibility to participate in the Plan, without the approval of the shareholders of the Corporation, to the extent that shareholder approval is required under Section 16 of the Securities Exchange Act of 1934, as amended, and the regulations thereunder, as from time to time in effect. The amendment or termination of this Plan shall not, without the consent of the Recipients, alter or impair any rights or obligations under any Award previously granted hereunder.

     In addition and subject to the foregoing, the Committee may prescribe other or additional terms, conditions and provisions with respect to the grant or exercise of any or all Awards as the Committee may determine necessary or appropriate for such Awards and the Stock subject thereto to qualify under and comply with all applicable laws, rules and regulations, and changes therein, including but not limited to the provisions of Sections 421 and 422 of the Code, Section 16 of the Securities Exchange Act of 1934, as amended, and Rule 16b-3 promulgated by the Securities and Exchange Commission. Without limiting the generality of the preceding sentence, each Qualified Option, and any SAR awarded in connection therewith, shall be subject to such other and additional terms, conditions and provisions as the Committee may deem necessary or appropriate in order to qualify such Option, or connected Option and SAR, as an incentive stock option under
     Section 422 of the Code, including but not limited to the following provisions:

     (a) The aggregate fair market value, at the time such Option is awarded, of the Stock subject thereto and of any Stock or other capital stock with respect to which incentive stock options qualifying under Sections 421 and 422 of the Code are exercisable for the first time by the Recipient during any calendar year under the Plan and any other plans of the Corporation or its affiliates, shall not exceed $100,000.00; and

     (b) No Qualified Option, or any SAR in connection therewith, shall be awarded to any person if at the time of such Award, such person owns Stock possessing more than ten percent (10%) of the total combined voting power of all classes of capital stock of the Corporation or its affiliates, unless at the time such Option SAR is awarded the Stock purchase price under such Option is at least one hundred and ten percent (110%) of the fair market value of the Stock subject to such Option and the Option (and any SAR connected therewith) by its terms is not exercisable after the expiration of five (5) years from the date it is awarded.

     From time to time, the Committee may rescind, revise and add to any of such terms, conditions and provisions as may be necessary or appropriate to have any Awards be or remain qualified and in compliance with all applicable laws, rules and regulations, and may delete, omit or waive any of such terms, conditions or provisions that are no longer required by reason of changes in applicable laws, rules or regulations.

                                  EXHIBIT 10.12
                                   F&M BANCORP
     CONVERSION OF MONOCACY BANCSHARES, INC. STOCK OPTIONS HELD BY DIRECTORS
                                     (DATE)

         Pursuant to Section 1.5 of the Agreement and Plan of Merger (the "Plan") dated as of September 4, 1998, by and between F&M Bancorp ("F&M Bancorp") and Monocacy Bancshares, Inc. ("Monocacy"), F&M Bancorp hereby grants to you substitute stock options as set forth below. Such substitute stock options shall be subject to the terms and conditions as set forth in the Monocacy Bancshares, Inc.1997 Independent Directors' Stock Option Plan, attached hereto as Exhibit A.

         Each Monocacy stock option held by you is hereby converted into an F&M Bancorp stock option which entitles you to purchase a number of shares of F&M Bancorp Common Stock equal to the number of shares of Monocacy Common Stock (as to each whole share) which could have been purchase under each Monocacy stock option multiplied by the Exchange Ratio (as defined in the Plan) rounded down to the nearest whole share. The per share exchange price of each F&M Bancorp stock option granted hereunder shall be equal to the price per share set forth in each Monocacy stock option divided by the Exchange Ratio (as defined in the Plan), rounded up to the nearest whole cent.

CONVERSION CALCULATION:
Exchange Ratio: 1.251

Director:

MONOCACY STOCK OPTIONS:

                           SHARES SUBJECT      EXPIRATION     EXERCISE
DATE OF GRANT              TO OPTION              DATE         PRICE

F&M BANCORP SUBSTITUTE STOCK OPTIONS:

                           SHARES SUBJECT      EXPIRATION     EXERCISE
DATE OF GRANT              TO OPTION              DATE         PRICE

         IN WITNESS WHEREOF, having been duly authorized, we have signed this document as of the _________ day of _____________, 1999.

                                            F&M Bancorp

                                            By: ____________________________
                                            Name:
                                            Title:

                                            By: ____________________________
                                            Name:
                                            Title:

                                                                     EXHIBIT "1"

                            MONOCACY BANCSHARES, INC.
                  1997 INDEPENDENT DIRECTOR'S STOCK OPTION PLAN
                             STOCK OPTION AGREEMENT

         A STOCK OPTION for a total of five thousand (5,000) shares of common stock, par value $5.00 per share, of Monocacy Bancshares, Inc., a Maryland business corporation (herein the "Corporation") is hereby granted to __________________ (herein the "Director"), subject in all respects to the terms and provisions of Monocacy Bancshares, Inc. 1997 Independent Directors' Stock Option Plan (herein the "Plan"), dated April 28, 1997, which has been adopted by the Corporations' shareholders and which is incorporated herein by reference. The "Option Price" as determined under paragraphs 4 and 6 of the Plan is $___________ per share.

1. This Option shall vest and become exercisable in accordance with the following schedule:


         Period From Option                          Vested            Number of
         Grant Date                                  Percentage        Shares Vested
         ------------------                          ----------        -------------
         Less Than 1 Year                                   25%                1,250
         1 Year But Less Than 2 Years                       50%                2,500
         2 Years But Less Than 3 Years                      75%                3,750
         3 or More Years                                   100%                5,000


     Notwithstanding the foregoing, the Option shall vest and become immediately exercisable upon the occurrence of an event constituting a Change in Control if the Option has been outstanding for at least six (6) months after the Option Grant Date. Vesting shall cease on the date on which the Optionee ceases to serve as a Director, except as provided in the Plan and
     Section 4 of this Agreement.

2. METHOD OF EXERCISE OF OPTION. The Option may be exercised (in full or in part) by delivery of a written notice to the Corporation at its principal executive office, accompanied by payment of the Option Price for the Shares as to which such Option is exercised. The Option Price of each Share as to which this Option is exercised shall be paid in full at the time of exercise (i) in cash, (ii) by surrender of Shares owned by the Optionee exercising the Option having a fair market value on the date of exercise equal to the aggregate Option Price, or (iii) any combination thereof.

3. WITHHOLDING. Upon exercise of all or any part of this Option, the Optionee shall make arrangements with the Corporation for the withholding of any applicable federal, state and local income taxes. The Director may elect to satisfy such withholding obligations in any manner permitted under the Plan.

4. EXPIRATION DATE. Subject to earlier termination as provided in the Plan or this Agreement, this Option shall expire ten (10) years after the Option Grant Date. Unless the Optionee ceases to be a Director after the Optionee attains his or her mandatory retirement age (as defined in the corporation's bylaws) or on account of the Optionee's death or Disability, vesting of the Option shall cease on the date on which the Optionee ceases to be a Director and the Option shall terminate on the date which is three (3) months after the date on which the Optionee ceases to be a Director. In the event of death or disability, the Option shall terminate two (2) years after the date on which the Optionee ceases to be a Director.

5. AGREEMENT TO TERMS OF PLAN. By signing this Agreement, the Optionee accepts the Option subject to the terms and conditions of the Plan and this Agreement. Unless otherwise provided in this Agreement, capitalized terms used in this Agreement shall have the meanings set forth in the Plan. As provided in the Plan, this Agreement shall be governed by, and construed in accordance with the laws of the State of Maryland.

6. RECEIPT OF PROSPECTUS. By signing this Agreement, the Optionee acknowledged receipt of the Prospectus filed by the Corporation with the Securities and Exchange Commission under the Securities Act of 1933.

Dated:  April 28, 1997

ATTEST:                                     MONOCACY BANCSHARES, INC.

________________________________    By: _____________________________

Brian M. Etzler, Secretary                         Frank W. Neubauer, President

         The Optionee acknowledges receipt of a copy of the Plan, and represents that he or she is familiar with the terms and provisions thereof. The Optionee hereby accepts this Option subject to all the terms and provisions of the Plan.



Dated : April 28, 1997
                                             _________________________
                                                     Optionee

                                                                       EXHIBIT A

                            MONOCACY BANCSHARES, INC.
                  1997 INDEPENDENT DIRECTORS' STOCK OPTION PLAN

1. PURPOSE. The purpose of this Stock Option Plan (the "Plan") is to advance the development, growth and financial condition of Monocacy Bancshares, Inc. and its subsidiaries (the "Corporation"), by providing incentives through participation in the appreciation of capital stock of the Corporation so as to secure, retain and motivate members of the Corporation's Board of Directors (the "Board") who are not officers and employees of the Corporation or any subsidiary thereof ("non-employee directors"). This Plan shall be interpreted and implemented in a manner so that non-employee directors will not fail, by reason of this Plan or their participation in it, to be "disinterested persons" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended ("Exchange Act") as to any employee benefit plan of the Corporation or its affiliates.

2. TERM. The Plan shall become effective as of the date the Corporation's stockholders duly approved the Plan (the "Effective Date"). If the Plan is so approved, it shall continue in effect until any stock options granted under the Plan either have lapsed or been exercised, satisfied or canceled according to their terms under the Plan.

3. STOCK. The shares of stock that may be issued under the Plan shall not exceed, in the aggregate, sixty thousand (60,000) shares of the Corporation's common stock, par value $5.00 per share (the "Stock"). The aggregate amount of Stock under the Plan may be adjusted pursuant to paragraph 10. Such shares of Stock may be either authorized and unissued shares of Stock, or authorized shares of Stock issued by the Corporation and subsequently reacquired by it as treasury stock. Under no circumstances shall any fractional shares of Stock be issued under the Plan. The Corporation shall reserve and keep available, and shall duly apply for any requisite governmental authority to grant the stock options under this Plan, and issue or sell the number of shares of Stock needed to satisfy the requirements of the Plan while in effect. The Corporation's failure to obtain any such governmental authority deemed necessary by the Corporation's legal counsel for the proper grant of the stock options under this Plan and/or the issuance and sale of Stock under the Plan shall relieve the Corporation of any duty, or liability for the failure to grant the stock options under this Plan and/or issue or sell the Stock as to which such authority has not been obtained.

4. STOCK OPTIONS. Stock options shall be granted under the Plan to all current non-employee directors of the Corporation, and any non-employee director, other than current or prior members of the Board, who become a member of the Board at any time within a five (5) year period after the Effective Date (such directors shall be referred to under this Plan as a "Director"). Every stock option granted to a Director shall be exercisable during his or her lifetime only by the Director, and shall not be salable, transferable or assignable by the Director except by his or her Will or pursuant to applicable laws of descent and distribution. Commencing on the Effective Date, or in the case of a Director, who becomes a member of the Board at any time within a five (5) year period after the Effective Date, commencing on the date he or she is elected or appointed to the Board, a Director shall be granted a stock option to purchase five thousand (5,000) shares of Stock (the "Stock Option") under the following terms and conditions:

    (a) The time period during which any Stock Option is exercisable shall be ten (10) years after the date the Stock Option is granted to the Director. However, no option may be exercised after the expiration of its term or after the date set forth in subsections (b), (c) or (d) below, if earlier. Options are exercisable only to the extent they are vested.

     (b) If the Optionee ceases to be a Director after attaining mandatory retirement age (as defined in the Corporation's By-Laws) or on account of death or disability, all outstanding options granted to such Optionee shall vest and the Optionee (or the Optionee's legatees or distributees or the personal representative of the Director's estate, in the event of the Optionee's death) may exercise the Optionee's outstanding options at any time until the first of the following to occur (1) that date that is two years after the date on which the Optionee ceases to be a Director or (2) the date on which such outstanding options expire according to their terms.

     (c) If an Optionee ceases to be a Director for any reason other than described in subsection (b) above, the Director may exercise his or her outstanding options to the extent vested at any time (subject to the limitations of subsection (f) below) until the first of the following to occur (1) the date that is three months after the date on which the Optionee ceases to be a Director or (2) the date on which such outstanding options expire according to their terms.

     (d) If an Optionee dies after the Optionee ceases to be a Director, but within the time period during which his or her outstanding Options are still exercisable, the Optionee's outstanding Options may be exercised by his or her legatees or distributees or the personal representative of his or her estate. Such outstanding Options may be exercised at any time (subject to the limitations of subsection (f) below) until the first of the following to occur (1) the date that is two years after the date on which the Optionee ceases to be a Director or (2) the date on which such outstanding Options expire according to their terms.

     (e) The purchase price of a share of Stock subject to a Stock Option shall be the fair market value of the Stock as determined under paragraph 6 hereof.

     (f) Options are exercisable only to the extent they are vested, and no option may be exercised during the first six months after the Option Grant Date, unless the Optionee dies or becomes disabled (as determined under Title II of the Social Security Act, 42 U.S.C. Section 301 ET SEQ.) before the expiration of the six-month period. The Stock Option shall be made by a written agreement attached hereto as Exhibit "1", which written agreement contains the vesting schedule of the Stock Option, as follows:


                  Period From Option                 Vested            Number of
                  Grant Date                         Percentage        Shares Vested
                 -------------------                 ----------        -------------
                 Less Than 1 Year                           25%               1,250
                 1 Year But Less Than 2 Years               50%               2,500
                 2 Years But Less Than 3 Years              75%               3,750
                 3 or More Years                            100%              5,000


5. EXERCISE. Except as otherwise provided in the Plan, the Stock Option may be exercised in whole or in part by giving written notice thereof to the Secretary of the Corporation, or his or her designee, identifying the Stock Option being exercised, the number of shares of Stock with respect thereto, and other information pertinent to the exercise of the Stock Option. The purchase price of the shares of Stock with respect to which a Stock Option is exercised shall be paid with the written notice of exercise, either in cash or in Stock which has been held by the Director for at least six (6) months at its then current fair market value, or in any combination thereof. Funds received by the Corporation from the exercise of any Stock Option shall be used for its general corporate purposes. The number of shares of Stock subject to a Stock Option shall be reduced by the number of shares of Stock with respect to which the Director has exercised rights under the Stock Option.

     If the Corporation or its stockholders execute an agreement to dispose of all or substantially all of the Corporation's assets or capital stock by means of sale, merger, consolidation, reorganization, liquidation or otherwise, as a result of which the Corporation's stockholders as of immediately before such transaction will not own at least fifty percent (50%) of the total combined voting power of all classes of voting capital stock of the surviving entity (be it the Corporation or otherwise) immediately after the consummation of such transaction, thereupon any and all Stock Options with the Director would be entitled to receive under the Plan shall be immediately granted to the Director until the consummation of such transaction, or if not consummated, until the agreement therefore expires or is terminated, in which case thereafter all Stock Options shall be treated as if said agreement never had been executed. If during any period of two (2) consecutive years, the individuals who at the beginning of such period constituted the Board, cease for any reason to constitute at least a majority of the Board, unless the election of each director of the Board, who was not a director of the Board at the beginning of such period, was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period, thereupon any and all Stock Options which the Director would be entitled to receive under the Plan shall be immediately granted to the Director. If there is an actual, attempted or threatened change in the ownership of at least twenty-five percent (25%) of any classes of voting capital stock of the Corporation through the acquisition of, or an offer to acquire such percentage of the Corporation's voting capital stock by a person or entity, or persons or entities acting in concert or as a group, and such acquisition or offer has not been duly approved by the Board, thereupon any and all Stock Options which the Director would be entitled to receive under the Plan shall be immediately granted.

6. VALUE. Where used in the Plan, the "fair market value" of Stock shall mean and be determined as follows (i) in the event that the Stock is listed on an established exchange, the closing price of the Stock on the date when the Stock Option is granted to the Director (the "Relevant Date") or, if no trade did occur on that day, on the next preceding day on which a trade occurred; or (ii) in the event that the Stock is not listed on an established exchange, but is then quoted on the National Association of Security Dealers Automated Quotation System ("NASDAQ"), the average of the average of the closing bid and asked quotations of the Stock for the five
     (5) trading days immediately preceding the Relevant Date. In either case, in the event that no closing bid or asked quotation is available on one (1) or more of such trading days, the fair market value shall be determined by reference to the five (5) trading days immediately preceding the Relevant Date on which closing bid and asked quotations are available.

7. CONTINUED RELATIONSHIP. Nothing in the Plan or any Stock Option shall confer upon any Directors or any right to continue his or her relationship with the Corporation as a director, or limit or affect any rights, powers or privileges that the Corporation or it affiliates may have to supervise, discipline and terminate such Director, and the relationships thereof.

8. GENERAL RESTRICTIONS. Each Stock Option shall be subject to the requirement and provision that if at any time the Board determines it necessary or desirable as a condition of or in consideration of making such Stock Option, or the purchase or issuance or Stock thereunder, (a) the listing, registration or qualification of the Stock subject to the Stock Option, or the Stock Option itself, upon any securities exchange or under any federal or state securities or other laws, (b) the approval of any governmental authority, or (c) an agreement by the Director with respect to disposition of any Stock (including without limitation that at the time of the Director's exercise of the Stock Option, any Stock thereby acquired is being and will be acquired solely for investment purposes and without any intention to sell or distribute such Stock), then such Stock Option shall not be consummated in whole or in part unless such listing, registration, qualification, approval or agreement shall have been appropriately effected or obtained to the satisfaction of the Board and legal counsel for the Corporation. Notwithstanding anything to the contrary herein, a Director shall not sell, transfer or otherwise dispose of any shares of Stock acquired pursuant to a Stock Option unless at least six (6) months have elapsed from the date the Stock Option was granted, the election of such transaction is made at least six months following the date of the Director's most recent "opposite-way election" under any plan of the Corporation or the transaction is otherwise made in accordance with Section 16 of the Exchange Act, as the same may be amended, if at the time of such disposition the Director is subject to Section 16 of the Exchange Act.

9. RIGHTS. Except as otherwise provided in the Plan, the Director shall have the rights as a holder of the Stock subject thereto unless and until one or more certificates for the shares of such Stock are issued and delivered to the Director. No adjustments shall be made for dividends, either ordinary or extraordinary, or any other distributions with respect to Stock, whether made in cash, securities or other property, or any rights with respect thereto, for which the record date is prior to the date that any certificates for Stock subject to a Stock Option are issued to the Director pursuant to his or her exercise thereof. No Stock Option, or the grant thereof, shall limit or affect the right or power of the Corporation or its affiliates to adjust, reclassify, recapitalize, reorganize or otherwise change its or their capital or business structure, or to merge, consolidate, dissolve, liquidate or sell any or all of its or their business, property or assets.

10. ADJUSTMENTS. In the event that the shares of Common Stock of the Corporation, as presently constituted, shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Corporation or of other securities of the Corporation or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares or otherwise) or if the number of such shares of stock shall be increased through the payment of a stock dividend, then, there shall be substituted for or added to each share of stock of the Corporation which was theretofore appropriated, or which thereafter may become subject to an option under the Plan, the number and kind of shares of stock or other securities into which each outstanding share of the stock of the Corporation shall be so changed or for which each such share shall be exchanged or to which each such shares shall be entitled, as the case may be. Outstanding Options shall also be appropriately amended as to price and other terms, as may be necessary to reflect the foregoing events. If there shall be any other change in the number or kind of the outstanding shares of the stock of the Corporation, or of any stock or other securities in which such stock shall have been changed, or for which it shall have been exchanged, and if a majority of the disinterested members of the Board shall, in its sole discretion, determine that such change equitably requires an adjustment in any Option which was theretofore granted or which may thereafter be granted under the Plan, then such adjustment shall be made in accordance with such determination.

     The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge, to consolidate, to dissolve, to liquidate or to sell or transfer all or any part of its business or assets.

     A dissolution or liquidation of the Corporation, or a merger or consolidation in which the Corporation is not the surviving Corporation, shall cause each outstanding Option to terminate, except to the extent that another corporation may and does in the transaction assume and continue to the Option or substitute its own options.

     Fractional shares resulting from any adjustment in Options pursuant to this
     Article 10 may be settled as a majority of the disinterested members of the Board or the Committee (as the case may be) shall determine.

     To the extent that the foregoing adjustments relate to stock or securities of the Corporation, such adjustments shall be made by a majority of the disinterested members of the Board, whose determination in that respect shall be final, binding and conclusive. Notice of any adjustments shall be given by the Corporation to each holder of an Option which shall be so adjusted.

11. FORFEITURE. Notwithstanding anything to the contrary in this Plan, if the involved Director has been engaged in fraud, embezzlement, theft, commission of a felony, or dishonesty in the course of his or her relationship with the Corporation or its affiliates that has damaged them, or that the Director has disclosed trade secrets of the Corporation or its affiliates, the Director shall forfeit all rights under and to all unexercised Stock Options, and all exercised Stock Options under which the Corporation has not yet delivered certificates for shares of Stock (as the case may be), and all rights to receive Stock Options shall be automatically canceled.

12. MISCELLANEOUS. Any reference contained in this Plan to a particular section or provision of law, rule or regulation, including but not limited to the Internal Revenue Code of 1986 and the Exchange Act, both as amended, shall include any subsequently enacted or promulgated section or provision of law, rule or regulation, as the case may be, of similar import. With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or any successor rule that may be promulgated by the Securities and Exchange Commission. To the extent any provision of this Plan fails to so comply, it shall be deemed null and void, to the extent permitted by applicable law, subject to the provisions of paragraph 13 below. Where used in this Plan: the plural shall include the singular, and unless the context otherwise clearly requires, the singular shall include the plural; and, the term "affiliates" shall mean each and every subsidiary of the Corporation. The captions of the numbered paragraphs contained in this Plan are for convenience only, and shall not limit or affect the meaning, interpretation or construction of any of the provisions of the Plan.

13. AMENDMENT. The Plan may not be amended, suspended or terminated except as may be provided for herein, or as may be required under the provisions of the Internal Revenue Code of 1986, as amended, and Section 16 of the Exchange Act, and the rules and regulations thereunder. If any provision of the Plan would cause a non-employee director not to be a "disinterested person" within the meaning of Rule 16b-3 under the Exchange Act as then applicable to any employee benefit plan of the Corporation, such provision shall be construed or deemed amended to the extent necessary to preserve such non-employee director's status as a "disinterested person".

14. TAXES. The issuance of shares of Stock under the Plan shall be subject to any applicable taxes or other laws or regulations of the United States of America and any state or local authority having jurisdiction thereover.